UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: March 13, 2003

THE DIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	51-0374887
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)
15501 NORTH DIAL BOULEVARD SCOTTSDALE, ARIZONA	85260-1619
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code (480) 754-3425.

Item 7. Exhibits

(c)	Exhibits

(99) Press Release of the Company dated March 13, 2003

Item 9. Regulation FD Disclosure.

On March 13, 2003, Dial issued a press release announcing the resignation of Mark L. Whitehouse, Senior Vice President-International, Innovation and Business Development, a copy of which is furnished herewith as Exhibit 99.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Dial Corporation
 March 13, 2003

/s/ Conrad A. Conrad

Conrad A. Conrad
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit
Number	Description

99	Press Release of the Company dated March 13, 2003